SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report April 27, 1998
               (Date of earliest event reported) (April 22, 1998)


                         MCI COMMUNICATIONS CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    0-6547            52-0886267
     --------------           ----------------       -------------
     (State or other             (Commission         (IRS Employer
     jurisdiction of             File Number)        Identification No.)
     incorporation)



             1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006
             ------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code (202) 872-1600.




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                                     PAGE 2



Item 5. Other Events.

         On April 22, 1998, the Company issued $500,000,000 aggregate principal amount of 6.50% Senior Notes due April 15, 2010, and $700,000,000 aggregate principal amount of 6.125% Callable/Redeemable Notes due April 15, 2012 (the "Callable/Redeemable Notes"). The proceeds from the issuance will be used for general corporate purposes, including the repayment of short-term borrowings under the Company's commercial paper program. In addition, the Company assigned its option to call the Callable/Redeemable Notes on April 15, 2002 to NationsBanc Montgomery Securities LLC ("NationsBanc") pursuant to the Assignment Agreement, dated April 22, 1998, by and between the Company and NationsBanc.



Item 7. Exhibits.


Exhibit No.                                 Description
-----------                         -----------------------

1 Underwriting Agreement Basic Provisions and Terms Agreement attached thereto as Annex A.

4(a) Form of 6.50% Senior Note due April 15, 2010.

4(b) Form of 6.125% Callable/Redeemable Note due April 15, 2012.

8    Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23   Consent of Skadden, Arps, Slate, Meagher & Flom LLP.

99(a)Assignment Agreement, dated April 22, 1998, by and between the Company and NationsBanc Montgomery Securities LLC.

99(b)Calculation  Agent  Agreement,  dated  April 22,  1998,  by and between the
     Company and NationsBanc Montgomery Securities LLC.



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                                     PAGE 3


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   MCI COMMUNICATIONS CORPORATION

                                    /s/ Edward G. Freitag
                                   ------------------------------
                                    Edward G. Freitag
                                    Assistant Secretary

Date: April 27, 1998











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                                  EXHIBIT INDEX



Exhibit No.                                 Description
-----------                         -----------------------

1 Underwriting Agreement Basic Provisions and Terms Agreement attached thereto as Annex A.

4(a) Form of 6.50% Senior Note due April 15, 2010.

4(b) Form of 6.125% Callable/Redeemable Note due April 15, 2012.

8    Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23   Consent of Skadden, Arps, Slate, Meagher & Flom LLP.

99(a)Assignment Agreement, dated April 22, 1998, by and between the Company and NationsBanc Montgomery Securities LLC.

99(b)Calculation  Agent  Agreement,  dated  April 22,  1998,  by and between the
     Company and NationsBanc Montgomery Securities LLC.